UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2017

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Plan of Reorganization

On July 26, 2017, BancorpSouth, Inc., a Mississippi corporation (the “Company”), as part of a plan to effect a corporate entity reorganization, entered into an Agreement and Plan of Reorganization (the “Original Plan of Reorganization”) with its wholly-owned bank subsidiary, BancorpSouth Bank, a Mississippi state-chartered bank and wholly owned subsidiary of the Company (the “Bank”). The Original Plan of Reorganization was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “SEC”) on July 27, 2017.

On August 15, 2017, the Company entered into that certain Amended and Restated Agreement and Plan of Reorganization, dated as of August 15, 2017, by and between the Company and the Bank (the “Amended Plan of Reorganization”). The Amended Plan of Reorganization, like the Original Plan of Reorganization, provides that the Company will be merged with and into the Bank (the “Reorganization”) with the Bank continuing as the surviving entity (the “Surviving Entity”). The Amended Plan of Reorganization, however, provides that the Surviving Entity will assume and continue all of the Company’s existing equity incentive plans, performance incentive plans, equity awards, and employee benefit plans, including, but not limited to, the Company’s tax-qualified and non-qualified retirement plans, health and welfare benefit plans, fringe benefit programs, deferred compensation arrangements, separation and retirement agreements, and change in control agreements. The Original Plan of Reorganization previously provided that the Surviving Entity would establish and maintain new equity incentive plans, performance incentive plans, and grant new equity awards that are substantially similar to the Company’s existing plans and awards. Except for the foregoing, the Amended Plan of Reorganization does not otherwise amend the Original Plan of Reorganization.

The foregoing summary of the Reorganization and the terms and conditions of the Amended Plan of Reorganization do not purport to be complete and are qualified in their entirety by reference to the complete text of the Amended Plan of Reorganization. The Amended Plan of Reorganization, which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”), is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

Reference is made to the information set forth in response to Item 1.01 of this Report, which information is incorporated herein by reference.

Additional Information

This Report is being made in respect of the Reorganization described in this Report. In connection with the Reorganization, the Company will file with the SEC and mail to its shareholders a proxy statement/offering circular. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE REORGANIZATION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/ OFFERING CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATION. The proxy statement/offering circular, as well as other filings containing information about the Company and the Bank, will be available without charge at the SEC’s internet website (www.sec.gov). Copies of the proxy statement/offering circular can also be obtained, when available, without charge, from the Company’s investor relations website at www.bancorpsouth.investorroom.com.

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Reorganization. Certain information about the Company’s directors and executive officers is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 27, 2017, and in its Definitive Proxy Statement on Schedule 14A for its 2017 annual meeting of shareholders, which was filed with the SEC on March 22, 2017. Any other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/offering circular and other relevant documents filed with the SEC when they become available.

Forward Looking Statements

Certain statements contained in this Report may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “anticipate,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms of the Reorganization involving the Company and the Bank and the proposed impact of the Reorganization on the Surviving Entity, and the ability of the Company and the Bank to close the Reorganization in a timely manner or at all. The Company cautions readers not to place undue reliance on the forward-looking statements contained in this Report, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of the Company and the Bank. These factors may include, but are not limited to, the ability of the Company and the Bank to complete the Reorganization, the ability of the Company and the Bank to satisfy the conditions to the completion of the Reorganization, including the receipt of Company shareholder approval and the receipt of regulatory approvals required for the Reorganization on the terms expected in the Amended Plan of Reorganization, the ability of the Company and the Bank to meet expectations regarding the timing, completion and accounting and tax treatments of the Reorganization, the possibility that any of the anticipated benefits of the Reorganization will not be realized or will not be realized as expected, the failure of the Reorganization to close for any other reason, the effect of the announcement of the Reorganization on the Company’s operating results, the possibility that the Reorganization may be more expensive to complete than anticipated, including as a result of unexpected factors or events, the inability to retrieve the Bank’s filings mandated by the Exchange Act from the SEC’s publicly available website after the closing of the Reorganization, the impact of all other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and the other factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Forward-looking statements speak only as of the date of this Report and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Amended and Restated Agreement and Plan of Reorganization, by and between BancorpSouth, Inc. and BancorpSouth Bank, dated as of August 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Executive Vice President and Chief Administrative Officer

Date: August 15, 2017

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Amended and Restated Agreement and Plan of Reorganization, by and between BancorpSouth, Inc. and BancorpSouth Bank, dated as of August 15, 2017.